EXHIBIT 32.1

CAMBER ENERGY, INC.
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Camber Energy, Inc. (the Company) on Form 10-Q/A for the quarterly period ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James Doris, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James Doris
Date: November 22, 2021	James Doris
Principal Executive Officer